SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED CELL TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ADVANCED CELL TECHNOLOGY, INC.

2012

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

April 26, 2012

at 9:00 a.m. local time

Hyatt Regency Suites, Palm Springs

285 N. Palm Canyon Dr.

Palm Springs, CA 92262

2

ADVANCED CELL TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 26, 2012

  To our Stockholders:

The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Advanced Cell Technology, Inc. (“Advanced Cell” or the “Company”) will be held at the Hyatt Regency Suites, Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, CA 92262, on Thursday, April 26, 2012, at 9:00 am local time, to consider the following proposals:

1.	To elect the five (5) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

2.	To ratify the appointment of SingerLewak LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 2);

3.	To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one for eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012 (Proposal No. 3); and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" Proposals 1-3. If you were a stockholder of record of Advanced Cell common stock on March 1, 2012, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. The proxy materials will be furnished to stockholders on or about March __, 2012.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Gary Rabin
Gary Rabin
Chief Executive Officer and Chairman of the Board of Directors

3

4

Advanced Cell Technology, Inc.

33 Locke Drive

Marlborough, Massachusetts 01752

(508) 756-1212

 PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, APRIL 26, 2012

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Advanced Cell Technology, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders to be held at the Hyatt Regency Suites, Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, CA 92262, on Thursday, April 26, 2012, at 9:00 am local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about March __, 2012.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on March 1, 2012, will be entitled to receive notice of, to attend and to vote at the meeting.

5

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the person named in the form of proxy, namely, Gary Rabin, our Chief Executive Officer, will vote:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one for eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012; and

•	According to his judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of March 1, 2012, there were 2,034,232,918 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. The outstanding shares of common stock constitute all of the outstanding voting stock of the Company.

A majority of the number of shares of common stock issued and outstanding on the record date 1,017,116,459, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, and the proposed reverse stock split, are considered “routine” matters. Accordingly, brokers are entitled to vote uninstructed shares with respect to these proposals.

6

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of common stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Advanced Cell Technology, Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on April 26, 2012 at 9:00 a.m. local time at the Hyatt Regency Suites, Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, CA 92262. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about March __, 2012 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 as filed with the SEC on March 1, 2012.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Gary Rabin, our Chief Executive Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing Mr. Rabin to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	the ratification of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•	approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one for eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012.

7

We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of SingerLewak LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and

•	FOR approval of an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one for eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012; and

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the annual meeting on the Internet;

•	request hard copies of the materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

8

Who can vote at the annual meeting of stockholders?

There were 2,034,232,918 shares of common stock on March 1, 2012. Beneficial owners hold their shares at brokerage firms and other financial institutions. Only stockholders of record at the close of business on March 1, 2012 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share of common stock entitles its holder to one vote. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Information About Stock Ownership.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on March 1, 2012, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on March 1, 2012, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

9

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 33 Locke Drive, Marlborough, Massachusetts, 01752, a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of SingerLewak LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012, and approval of the reverse stock split, but cannot vote on non-routine matters, such as the election of directors.

10

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to ratify our independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote are required to ratify SingerLewak LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

How many votes are required to approve the reverse stock split?

The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the reverse split.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in a Form 8-K which we will file with the SEC within four business days of the annual meeting.

INFORMATION ABOUT STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of March 1, 2012. On such date, 2,034,232,918 shares of common stock were outstanding.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our common stock. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 1, 2012.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of March 1, 2012 by:

•	5% or greater stockholders;
•	Each of our directors and named executive officers; and
•	All of our directors and executive officers, as a group.

11

	Number of
	Shares
	Beneficially
Name and Address(1) of Beneficial Owner	Owned		Percentage
5% or Greater Stockholders
None
Directors and Named Executive Officers
Gary Rabin	30,822,130	(2)	1.5%
Robert P. Lanza, M.D.	46,412,336	(3)	2.3%
Alan C. Shapiro	23,164,785	(4)	1.1%
Robert Langer, Sc.D.	2,016,667	(5)	*
Zohar Loshitzer	266,666	(6)	*
Gregory D. Perry	183,334	(7)	*
Directors and Executive Officers as a Group (6 Persons)	102,865,918		5.0%

(1)	Unless otherwise indicated, the address of the beneficial owner is 33 Locke Drive, Marlborough, Massachusetts 01752.

(2)	Includes (i) indirect ownership of 3,734,700 shares representing 33% of the shares that PDPI, LLC was issued on January 31, 2012 as part of the global settlement with former and current debenture and warrant holders for which Mr. Rabin disclaims beneficial ownership, (ii) 11,000,000 subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

(3)	Includes 19,169,047 shares subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

(4)	Includes (i) 22,564,785 shares subject to convertible debentures, board fees, common stock grant held by The Shapiro Family Trust and of which Dr. Shapiro may be deemed the beneficial owner, (ii) 600,000 shares subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

(5)	Includes 791,677 shares subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

(6)	Includes 83,333 shares subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

(7)	Includes 41,667 shares subject to stock options that are currently exercisable or exercisable within 60 days of March 1, 2012.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

12

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

 The directors of the Company are as follows. There are no family relationships among our executive officers or directors.

Name	Age	Position
Gary Rabin	46	Chairman of the Board of Directors and Chief Executive Officer

Alan C. Shapiro, Ph.D.	66	Member of the Board of Directors
Robert Langer, Sc.D.	63	Member of the Board of Directors

Zohar Loshitzer	56	Member of the Board of Directors

Gregory D. Perry	51	Member of the Board of Directors

Gary Rabin has served as a director since December 2007 and as our Chief Executive Officer and Chairman of the Board since December 2010. Prior to joining ACT as CEO, Mr. Rabin had a twenty-three year career in finance that primarily encompassed investment management and capital raising targeting small-cap and emerging growth companies. Until November 2010, he was the Managing Partner of GR Advisors LLC, a long/short hedge fund focused on the media and communications industry. From 2003 until July 2007, he was a Portfolio Manager at MAC Investment Management, LLC ("MAC"), at two long/short hedge funds where he focused on communications, healthcare services, energy and special situations. Prior to that, he was Managing Director and Co-Head of the Media and Telecom Investment Banking Group at CIBC World Markets ("CIBC"), where he was responsible for all corporate finance and M&A, financial restructurings, and principal investing activities (both debt and equity) within the sector. Before joining CIBC, Mr. Rabin served in an operating capacity at a broadband services company when he was Chief Strategy Officer of CAIS Internet, Inc. ("CAIS"). At CAIS, he was responsible for raising over $500 million of financing commitments in both the public equity markets and from his relationships at Kohlberg, Kravis Roberts & Co., Qwest Communications, Cisco, Nortel, 3Com and Microsoft. Mr. Rabin has also started and served as Managing Director and Head of the Global Telecom Investment Banking Group at ING Barings Furman Selz, and was a founder of the telecom group at UBS Securities. He began his career in finance in 1987, and concentrated on energy, utilities, and metals until 1993. Throughout his career, Mr. Rabin has been responsible for building and developing businesses. Mr. Rabin earned an AB in Economics from the University of Michigan. Mr. Rabin’s long career as a senior manager in both the investment banking community and as a senior financial executive qualifies him to be a member of the Board of Directors of Advance Cell Technology, Inc.

Alan C. Shapiro, Ph.D. has served as director since 2005. He adds more than 30 years' experience in corporate and international financial management to the Company. Dr. Shapiro is currently the Ivadelle and Theodore Johnson Professor of Banking and Finance at the Marshall School of Business, University of Southern California, where he previously served as the Chairman of the Department of Finance and Business Economics, Marshall School of Business. Prior to joining the University of Southern California, Dr. Shapiro taught as an Assistant Professor at the University of Pennsylvania, Wharton School of Business, and has been a visiting professor at Yale University, UCLA, the Stockholm School of Economics, University of British Columbia, and the U.S. Naval Academy. Dr. Shapiro has published over 50 articles in such academic and professional journals as the Journal of Finance, Harvard Business Review, and the Journal of Business, among many others. He frequently serves as an expert witness in cases involving valuation, economic damages, international finance, takeovers, and transfer financing through Trident Consulting Group LLC. He received his B.A. in Mathematics from Rice University, and a Ph.D. in Economics from Carnegie Mellon University. Dr. Shapiro is a trustee of Pacific Corporate Group's Private Equity Fund.  Dr. Shapiro’s board experience on multiple public company boards, his recognized expertise as a highly sought after financial advisor and his career as a professor and Chair in the field of Finance and Administration qualifies him as a valued member of Advanced Cell Technology’s Board of Directors.

13

Robert S. Langer, Sc.D. has served as a director since October 2011. Dr. Langer was an Assistant Professor at Massachusetts Institute of Technology from 1978 to 2005, and in 2005 he became an Institute Professor (there are 14 Institute Professors at MIT; being an Institute Professor is the highest honor that can be awarded to a faculty member). Dr. Langer has written approximately 1,120 articles and has nearly 800 issued or pending patents. His many awards include the National Medal of Science, Charles Stark Draper Prize (considered the engineering Nobel Prize), Albany Medical Center Prize (largest US medical prize) and the Lemelson-MIT prize, for being “one of history’s most prolific inventors in medicine.” Dr. Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer also serves on the board of directors of Fibrocell Science, Inc. Dr. Langer’s medical and scientific knowledge and experience qualify him to serve as a director of the Company.

Zohar Loshitzer has served as a director since November 2011. He is currently CEO of Presbia, Inc. As a principal in Los Angeles-based private equity firm Orchard Capital, he has held leadership positions in several of its portfolio companies, including Presbia. Previously, Mr. Loshitzer served as the president, CEO and founder of Universal Telecom Services (UTS), which provides high-quality, competitively priced voice and data telecommunications solutions to emerging markets. Mr. Loshitzer oversaw the company’s operations and its critical relationships with key foreign entities, mainly in the Indochina region. He is one of the founders of J2 Global Communications (NASDAQ: JCOM), and a co-founder and former managing director of Life Alert Emergency Response, Inc., currently serves as a managing director of Orchard Telecom, Inc., and currently serve as a board member of Environmental Solutions Worldwide Inc. Environmental Solutions Worldwide (ESW) is a publicly traded company (OTCBB: ESWW) engaged through its wholly owned subsidiaries in the design and development. The ESW Group of Companies currently manufactures and markets a diverse line of proprietary catalytic emission conversion, control and support products and technologies for the International Transportation, Construction and Utility markets and has served as a board member to MAI Systems Corporation, an AMEX-listed company. Earlier in his career, Mr. Loshitzer worked in the aerospace industry at the R&D lab of Precision Instruments, a division of IAI (Israel Aircraft Industries). Mr. Loshitzer’s focuses on helping grow companies from startups to global enterprises. Under his leadership, company infrastructures have been dramatically scaled and offerings broadened while maintaining a strong culture of innovation. Mr. Loshitzer holds a degree in Electrical & Electronic Engineering from Ort Syngalowski College in Israel. Mr. Loshitzer’s finance and business management knowledge and experience qualifies him to serve as a director of the Company.

Gregory D. Perry has served as a director since December 2011. He is currently the Executive Vice President and Chief Financial Officer at ImmunoGen which he joined in January 2009 as Senior Vice President and Chief Financial Officer and was promoted to his current position in March 2011. Before joining ImmunoGen, Mr. Perry was CFO of Elixir Pharmaceuticals, Inc., where he was extensively involved in partnering and fundraising activities. Prior to Elixir, he was CFO of Domantis, Ltd., an antibody-related therapeutics company acquired by GlaxoSmithKline in 2006. Previously, Mr. Perry was Senior Vice President of Finance and CFO at Transkaryotic Therapies, Inc. (TKT) until its acquisition by Shire plc. in 2005. Before joining TKT in 2003, Mr. Perry held positions of increasing responsibility during his five years at PerkinElmer, Inc., rising to Senior Vice President, Finance and Business Development, Life Sciences. Prior to PerkinElmer, Mr. Perry spent the early part of his career at General Electric, joining the company’s financial management program in 1982 and departing in 1996 as Vice President and CFO, GE Medical Systems – Europe, after numerous promotions. Mr. Perry’s pharmaceutical industry knowledge and experience qualifies him to serve as a director of the Company.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our directors (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

14

•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.
•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.
•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

  There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

 How often did the Board meet during fiscal 2011?

  We have no formal policy regarding director attendance at the annual meeting of stockholders. The Board of Directors held one meeting in 2011. All board members were present at the meeting.

Board Committees

  Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of each committee are appointed by our Board of Directors, upon recommendation of the Nominating Committee, and serve one-year terms. Each of these committees operates under a charter that has been approved by the Board of Directors. The charter for each committee is available on our website. The Audit Committee met four times during 2011. The Compensation Committee met two times during 2011. The Nominating Committee met one time during 2011.

Audit Committee

  The Audit Committee's responsibilities include:

•	Monitoring the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•	Monitoring the independence and performance of the Company's internal and independent auditors;
•	Monitoring compliance by the Company with legal and regulatory requirements; and
•	Facilitating open communication among the Company's independent auditors, internal auditors, employees, management, and the Board.

  Dr. Shapiro, Mr. Rabin, Mr. Perry and Mr. Loshitzer serve on our Audit Committee. Dr. Shapiro serves as chair of the Audit Committee. The Board of Directors has determined that Dr. Shapiro is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B. The Board has determined that Dr. Shapiro meets the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Compensation Committee

  The Compensation Committee's responsibilities include:

•	Reviewing and recommending approval of the compensation of our executive officers;

15

•	Overseeing the evaluation of our senior executives;
•	Reviewing and making recommendations to the Board of Directors regarding incentive compensation and equity-based plans;
•	Administering our stock incentive plans; and
•	Reviewing and making recommendations to the Board of Directors regarding director compensation.

The members of the Compensation Committee are Dr. Shapiro, Mr. Rabin, Mr. Perry and Mr. Loshitzer.

Nominating Committee

The Nominating Committee's responsibilities include:

•	Identifying individuals qualified to become board members;
•	Recommending to the Board the persons to be nominated for election as directors and to each of the board's committees;
•	Reviewing and making recommendations to the Board with respect to senior management succession planning; and
•	Overseeing an annual evaluation of the Board.

The members of the Nominating Committee are Dr. Shapiro and Mr. Rabin.

  Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

  In addition to these minimum qualifications, the Board of Directors also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission (the “SEC”) in Item 401 of Regulation S-K;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

16

Although we do not have a formal policy for the consideration of diversity in identifying director nominees, the Nominating Committee recognizes the benefits associated with a diverse board, and strives to create diversity in perspective, background and experience in the Board as a whole when identifying and selecting director nominees. On an annual basis, as part of the Board’s self-evaluation, the Board assesses whether the mix of Board members is appropriate for our Company.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in the best interests of the Company and its stockholders to combine these roles. William Caldwell served as our Chairman from January 2005 until December 13, 2010.  From December 14, 2010 and currently, Gary Rabin serves as our Chairman and Chief Executive Officer. Due to the small size and early stage of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors.  The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

Our Board of Directors is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chair of the Audit Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

 Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts, 01752. You should indicate on your correspondence that you are an Advanced Cell Technology, Inc. stockholder.

Anyone may express concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee by calling (508) 756-1212. Messages to the Audit Committee will be received by the chair of the Audit Committee and our Corporate Secretary. You may report your concern anonymously or confidentially.

17

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) as well as our employees. A copy of our code of business conduct and ethics is available on our website at www.advancedcell.com under "Investors—Corporate Governance." We intend to post on our website all disclosures that are required by applicable law, the rules of the Securities and Exchange Commission or OTCBB listing standards concerning any amendment to, or waiver from, our code of business conduct and ethics.

COMPENSATION OF DIRECTORS

		Fees Earned	Stock	Option	All Other
		or Paid in Cash	Awards	Awards	Comp	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)
Alan C. Shapiro, Ph.D.	2011	63,625	108,000	89,360	-	260,985

Robert Langer, Sc.D.	2011	32,000	210,925	124,417	-	367,342

Zohar Loshitzer	2011	12,000	22,000	9,385	-	43,385

Gregory D. Perry	2011	12,000	14,167	3,905	-	30,072

Director Compensation Arrangements

Non-executive members of the Company's Board of Directors receive (1) an initial grant of 100,000 shares of common stock, (2) an annual grant of 100,000 shares of common stock (this number has been increased to 200,000 for 2008), (3) an annual retainer of $40,000 (payable quarterly) and (4) a cash payment for attendance at each board meeting in the amount of $1,500 for in-person meetings and $1,000 for telephonic meetings. Regarding members of the Company's Audit Committee, the Chair receives a payment of $1,500 per meeting and the regular members receive $1,000 per meeting. With respect to the Company's Compensation Committee and the Company's Nominating and Corporate Governance Committee, the Chair receives a payment of $1,125 per meeting and the regular members receive $750 per meeting. Each director is entitled to receive payment of the directors' fees in the form of shares of the Company's Common Stock valued at 150% of the actual directors' fees due and payable. The fee structure for the directors was established and approved by the Compensation Committee and ratified by the full Board of Directors.

18

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2011 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2011 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2011.

 The Board of Directors has determined that Dr. Shapiro is an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B. The Board of Directors has also determined that Dr. Shapiro meets the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Respectfully submitted by the Audit Committee,

Dr. Alan C. Shapiro, Chairman

Mr. Gary Rabin

Mr. Gregory D. Perry

Mr. Zohar Loshitzer

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

19

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Gary Rabin	46	Chief Executive Officer and Chairman of the Board of Directors
Robert P. Lanza M.D.	56	Chief Scientific Officer

Information regarding the principal occupations of Gary Rabin is set forth above under the heading, “Information About the Board of Directors.” Information regarding the principal occupation of Robert P. Lanza is set forth below:

Robert P. Lanza, M.D. has been our Chief Scientific Officer since October 2007. Dr. Lanza has over 20 years of research and industrial experience in the areas of tissue engineering and transplantation medicine. Before joining us in 1998, from 1990 to 1998, Dr. Lanza was Director of Transplantation Biology at BioHybrid Technologies, Inc., where he oversaw that company's xenotransplantation and bioartificial pancreas programs. He has edited or authored sixteen books, including Principles of Tissue Engineering (2d ed. co-edited with R. Langer and J. Vacante), Yearbook of Cell and Tissue Transplantation, One World The Health & Survival of the Human Species in the Twenty-First Century, and Xeno: The Promise of Transplanting Animal Organs into Humans (co-authored with D.K.C. Cooper). Dr. Lanza received his B.A. and M.D. Degrees from the University of Pennsylvania, where he was both a University Scholar and Benjamin Franklin Scholar. Dr. Lanza is not an officer or director of any other reporting company.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	Had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.
•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.
•	Been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.
•	Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.
•	Been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

20

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section describes the compensation program for our executive officers. In particular, this section focuses on our 2011 compensation program and related decisions.

The Board of Directors has established a Compensation Committee, the majority of which are independent outside directors which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

The objectives of our compensation program are as follows:

●	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares; and
●	Attract, hire and retain well-qualified executives.

The compensation level of our executives generally reflects their unique position and incentive to positively affect our future operating performance and shareholder value. Part of the compensation of our executives is from equity compensation, primarily through stock option grants or restricted stock awards.

Specific salary and bonus levels, as well as the amount and timing of equity incentive grants, are determined informally and judgmentally, on an individual-case basis, taking into consideration each executive's unique talents and experience as they relate to our needs. With respect to equity compensation, the Compensation Committee approves all option grants, generally based on the recommendation of the president and chief executive officer. Executive compensation is paid or granted pursuant to each executive's compensation agreement. Compensation adjustments are made occasionally based on changes in an executive's level of responsibility or on changed local and specific executive employment market conditions.   Based on these factors the Compensation Committee approved the execution of employment agreement with the Company’s only two executive officers.

With respect to the 5,000,000 stock options and 5,000,000 shares of the Company’s common stock awarded to Mr. Rabin, the exercise price was the price of the Company’s common stock on the day that Board approved the grant of the options.  With respect to the amount of the stock and options the Board approved the grant because it believed that this was fair in light of the contributions of Mr. Rabin, and the Board believed the shares would provide sufficient incentive for Mr. Rabin to perform services as Interim Chairman and Chief Executive Officer.

A performance bonus was awarded to Mr. Rabin on April 15, 2011, $207,692 was awarded. A retention bonus was awarded to Mr. Rabin on August 5, 2011, $41,667 was awarded. On July 1, 2011, (1) 10,000,000 restricted shares of common stock (2) a non-qualified option to purchase 10,000,000 shares of common stock with an exercise price per share equal to the fair market value on the date of grant, (3) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.30; and (4) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.45 were granted to Mr. Rabin. Bonuses and options were awarded to Mr. Rabin in accordance with his employment Agreement.

On January 10, 2011, the Company granted Dr. Lanza 1,783,333 with a share price equal to the Company’s stock price as of the closing trading date the Agreement was signed. On July 1, 2011, the Company granted Dr. Lanza (1) 15,000,000 restricted shares of common stock , and (2) a non- qualified option to purchase 15,000,000 shares of common stock with an exercise price equal per share equal to the Company’s stock price as of the close of trading date the Agreement was signed.

21

Risk Management Considerations

In response to the ongoing global economic recession, in 2011 the compensation committee considered the incentives under our executive compensation program and whether they introduced or encouraged excessive risk taking or other behaviors by our executives that could have a negative impact on our business. The compensation committee determined that our executive compensation program provides an appropriate balance of incentives and that it does not encourage our executives to take excessive risks or otherwise create risks that are reasonably likely to have a material adverse effect on us.

SUMMARY COMPENSATION TABLE

The following table summarizes the annual compensation paid to our named executive officers for the three years ended December 31, 2011, 2010, and 2009:

				Stock	Option	All Other
		Salary	Bonus	Awards	Awards	Comp		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)		($)
Gary Rabin	2011	490,000	649,359	1,070,000	1,378,405	-		3,587,764
Chief Executive Officer	2010	18,461	40,000	-	686,896	115,692	(1)	861,049
Principle Financial Officer, and
Chairman of the Board of Directors

Robert P. Lanza, M.D.,	2011	407,500	255,000	1,214,504	1,615,904	-		3,492,908
Chief Scientific Officer	2010	375,000	50,000	2,717,298	-	-		3,142,298
	2009	311,250	81,250	-	441,665	1,524	(2)	835,689

William M. Caldwell, IV	2010	586,667	240,000	8,035,254	-	-		8,861,921
Former Chief Executive Officer	2009	417,500	140,000	-	210,866	1,879	(2)	770,245

Please see the assumptions relating to the valuation of our stock option awards which are contained in Notes to audited Financial Statements included in our annual report on Form 10-K.

(1)	This amount represents the amount earned by Mr. Rabin in his capacity as a director for the Company until December 14, 2010.
(2)	This amount represents a life insurance premium paid by the Company for the named executive officer.

22

Stock Option Grants Under Our Stock Option Plans

On July 1, 2011, (1) 10,000,000 restricted shares of common stock (2) a non-qualified option to purchase 10,000,000 shares of common stock with an exercise price per share equal to the fair market value on the date of grant, (3) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.30; and (4) a non-qualified option to purchase 5,000,000 shares of common stock with a price per share equal to $0.45 were granted to Mr. Rabin. Bonuses and options were awarded to Mr. Rabin in accordance with his employment Agreement. Shares granted were under the 2005 stock option plan.

On January 10, 2011, the Company granted Dr. Lanza 1,783,333 with a share price equal to the Company’s stock price as of the closing trading date the Agreement was signed. On July 1, 2011, the Company granted Dr. Lanza (1) 15,000,000 restricted shares of common stock , and (2) a non- qualified option to purchase 15,000,000 shares of common stock with an exercise price equal per share equal to the Company’s stock price as of the close of trading date the Agreement was signed. Shares granted were under the 2005 stock option plan.

Outstanding Equity Awards at December 31, 2011

	Option Awards					Stock Awards
						Number		Market
	Number of		Number of			of shares		value of
	Securities		Securities			or units		shares or
	Underlying		Underlying	Option	Option	of stock		units of stock
	Unexercised		Unexercised	Exercise	Expiration	that have		that have
	Options (#)		Options (#)	Price	Date	not vested		not vested
Name	Exercisable		Unexercisable	($)	($)	#		$
Gary Rabin	5,000,000	(1)	-	0.140	12/29/2020	8,000,000	(9)	640,000
Chief Executive Officer	2,000,000	(2)	8,000,000	0.185	7/1/2021
and Chairman	1,000,000	(2)	4,000,000	0.30	7/1/2021
	1,000,000	(2)	4,000,000	0.45	7/1/2021

Robert P. Lanza, M.D.,
Chief Scientific Officer	500,000	(3)	-	0.85	1/31/2015	9,000,000	(10)	720,000
	250,000	(4)	-	2.20	9/15/2015
	4,000,000	(5)	-	0.21	2/7/2018
	5,350,000	(6)	-	0.098	11/13/2019
	1,713,956	(7)	69,377	0.20	1/10/2021
	6,000,000	(8)	9,000,000	0.157	8/8/2021

(1)	These options held by Mr. Rabin vested in full as of July 1, 2011.

(2)	These options held by Mr. Rabin vest in equal installment on the last day of each calendar quarter commencing on July 1, 2011 and ending December 31, 2013.

(3)	These options held by Dr. Lanza vested in full as of January 31, 2009.

(4)	These options held by Dr. Lanza vested in full as of December 31, 2006.

(5)	These options held by Dr. Lanza vested in full as of February 7, 2010.

(6)	These options held by Dr. Lanza vested in full as of November 13, 2010.

(7)	These options held by Dr. Lanza originally vested evenly over three years but vesting was accelerated when Dr. Lanza signed a new employment agreement in 2011. Under the new vesting schedule the options will be fully vested as of March 31, 2012.

23

(8)	These options held by Dr. Lanza vest as follows: 6,000,000 vest immediately with remaining 9,000,000 vesting in 21 equal installments on the last day of each month beginning on January 31, 2012 and ending on September 30, 2013.

(9)	These shares were granted to Mr. Rabin under his employment contract and vest on the last day of each calendar quarter through December 31, 2013. The value is based on the closing market price of $0.08.

(10)	These shares were granted to Mr. Lanza under his employment contract and vest on the last day of each calendar quarter through September 30, 2013. The value is based on the closing market price of $0.08.

Pension Benefits

  We do not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

  We do not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Executive Employment Agreements

Employment Agreement with Gary Rabin

  Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Gary H. Rabin (the “Rabin Agreement”). Pursuant to the Rabin Agreement, the parties agreed as follows:

•	Mr. Rabin will serve as the Company’s chief executive officer and chief financial officer for a term commencing on July 1, 2011 until December 31, 2013 (subject to earlier termination as provided therein).

•	The Company will pay Mr. Rabin a base salary of $500,000 per year, through December 31, 2011, which amount shall increase at the end of each year of the Rabin Agreement, by an amount determined by the board, but by not less than 5% per year.

•	The Company agreed to pay Mr. Rabin a retention bonus of $41,667 within 10 days of execution of the Rabin Agreement.

•	The Company shall pay Mr. Rabin an annual incentive bonus, which will be calculated by reference to the 10-day volume weighted average price of the Company’s common stock, as set forth therein.

•	The Company shall pay Mr. Rabin a performance bonus in amount (not less than $100,000 per year) to be determined by the Compensation Committee of the Board of Directors.

•	The Company agreed to issue to Mr. Rabin, upon execution of the Rabin Agreement, (i) 10,000,000 shares of common stock, (ii) an option to purchase 10,000,000 shares of common stock with an exercise price equal to fair market value on the date of grant, (iii) an option to purchase 5,000,000 shares of common stock with an exercise price of $0.30, and (iv) an option to purchase 5,000,000 shares of common stock with an exercise price of $0.45. The options will vest, and the shares will no longer be subject to the Company’s right to repurchase for aggregate consideration of $1.00, in equal installments on the last day of each calendar quarter commencing on July 1, 2011 and ending on December 31, 2013.

24

•	If Mr. Rabin’s employment under the Rabin Agreement were to be terminated by the Company without cause (as defined therein), the Company will pay Mr. Rabin (in addition to unpaid base salary, performance bonus and incentive bonus to the date of termination), a lump sum equal to the aggregate installments of base salary in effect on the date of termination and otherwise payable in respect of the period commencing on the date immediately subsequent to the date of termination and ending on the earlier to occur of the first anniversary of such date and December 31, 2013.

Employment Agreement with Robert P. Lanza, M.D.

                Effective July 1, 2011, the Company entered into an amended and restated employment agreement with Robert Lanza (the “Lanza Agreement”). Pursuant to the Lanza Agreement, the parties agreed as follows:

•	Dr. Lanza will continue serve as the Company’s chief scientific officer for a term commencing on July 1, 2011 until September 30, 2013 (subject to earlier termination as provided therein, and extension by mutual written agreement).

•	The Company will pay Dr. Lanza a base salary of $440,000 per year, which amount shall increase at the end of each year of the Lanza Agreement, by an amount determined by the board, but by not less than 5% per year. The Company may also pay Dr. Lanza annual bonuses in in the Company’s sole discretion.

•	The Company agreed to issue to Dr. Lanza, upon execution of the Lanza Agreement, (i) 15,000,000 shares of common stock (of which 6,000,000 shares will vest on the date of grant, with the balance of 9,000,000 shares vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013), (ii) an option to purchase 15,000,000 shares of common stock with an exercise price equal to the closing price on the date of execution (of which 6,000,000 options will vest on the date of grant, with the balance of 9,000,000 options vesting in equal installments on the last day of each month commencing on January 31, 2012 and ending on September 30, 2013).

•	If Dr. Lanza’s employment under the Lanza Agreement were to be terminated by the Company without cause (as defined therein), the Company will pay Dr. Lanza severance equal to one year base salary.

Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

  None of the following parties has, during the year ended December 31, 2011,had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

•	Any of our directors or officers,

•	Any person proposed as a nominee for election as a director,

•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock,

•	Any of our promoters, and

•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

In evaluating related party transactions and potential conflicts of interest, our independent directors apply the same standards of good faith and fiduciary duty they apply to their general responsibilities. They will approve a related party transaction only when, in their good faith judgment, the transaction is in the best interest of the Company.

25

Director Independence

            The Company complies with the standards of "independence" prescribed by rules set forth by the National Association of Securities Dealers ("NASD"). Accordingly, a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a material relationship with our company which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. A director who is, or at any time during the past three years, was employed by the Company or by any parent or subsidiary of the Company, shall not be considered independent. Accordingly, Dr. Alan Shapiro, Dr. Robert Langer, Mr. Zohar Loshitzer and Mr. Gregory Perry meet the definition of "independent director" under Rule 4200(A)(15) of the NASD Manual; Mr. Rabin does not.

Section 16(a) Beneficial Ownership Reporting Compliance

            Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's common stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2011, all Reporting Persons timely complied with all applicable filing requirements, except that Form 3s were not timely filed for Dr. Langer, Mr. Perry, and Mr. Loshitzer and have since been filed.

26

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL 1

ELECTION OF FIVE DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

At this year’s 2012 Annual Meeting, the Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be elected until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for Advanced Cell’s directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Please see “Information About The Board of Directors” for information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Nominees

Name	Age	Position
Gary Rabin	46	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	66	Director
Robert Langer, Sc.D.	63	Director
Zohar Loshitzer	56	Director
Gregory D. Perry	51	Director

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

27

PROPOSAL 2

RATIFICATION OF THE

APPOINTMENT OF INDEPENDENT AUDITORS

SingerLewak LLP, our independent auditors, audited the financial statements of Advanced Cell Technology, Inc. for the 2011 fiscal year. Representatives of SingerLewak LLP are not expected to be present at the Annual Meeting. The Audit Committee and the Board of Directors have selected SingerLewak LLP as the independent auditors of the Company for the fiscal year ending December 31, 2012.

In connection with the standards for independence of the Company’s independent auditors promulgated by the Securities and Exchange Commission, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of SingerLewak LLP and has determined that such services are compatible with the continued independence of SingerLewak LLP.

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting. In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent registered public accounting firm will be reconsidered by our Board. For purposes of determining the number of shares voting, only votes cast "for" or "against" are included. Abstentions and broker non-votes are not included.

Audit Fees

The following table summarizes the fees of our current independent registered public accounting firm, SingerLewak LLP, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services:

Fee Category	2011	2010
Audit Fees	$231,000	$215,000
Audit Related Fees	$36,500	$33,102
Tax Fees	$-	$-
All Other Fees	$-	$-

Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2011, and 2010.

Audit related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees." These fees include review of registration statements and participation at meetings of the audit committee.

Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above. These fees include services related to certain accounting research and assistance with a regulatory matter.

28

The Company's policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. To the extent that additional services are necessary beyond those specifically budgeted for, the audit committee and management pre-approve such services on a case-by-case basis. All services provided by the independent auditors were approved by the Audit Committee.

 Required Vote

The appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SINGERLEWAK LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

29

PROPOSAL 3

REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY

The Board of Directors is recommending that the Company’s shareholders approve a proposed amendment to the Certificate of Incorporation to implement a reverse split of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a ratio not less than one-for-twenty and not greater than one-for-eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Delaware Secretary of State no later than December 31, 2012 ..

Based on the number of shares currently issued and outstanding, immediately following the reverse split the Company would have approximately 101,711,646 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 20-for-1, and 25,427,911 shares of Common Stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 80-for-1. Any other ratio selected within such range would result in a number of shares of Common Stock issued and outstanding following the transaction between 25,427,911 and 101,711,646 shares.

The Board of Directors will determine the exact ratio of the reverse split and the actual time of filing of the Certificate of Amendment, provided that such amendment is filed no later than December 31, 2012. The reverse split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Board reserves the right, notwithstanding shareholder approval and without further action by shareholders, to elect not to proceed with the reverse split if the Board determines that the reverse split is no longer in the best interests of the Company and its shareholders.

If the reverse split proposal is approved by the Company’s stockholders, and if the Board of Directors in its discretion still believes at that time the reverse split is in the best interests of the Company and its stockholders, after the Board of Directors votes in favor of effecting the reverse split, the reverse split will be implemented by filing a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, in the form of Appendix A hereto, and the reverse split will become effective on the date of the filing (the “Effective Date”). We will obtain a new CUSIP number for the new Common Stock effective at the time of the reverse split. Stockholders who held shares of the Company’s common stock as of the close of business on the Effective Date (“Record Holders”) will be notified as soon as practicable after the Effective Date that the reverse split has been effected. The Company’s transfer agent will act as its exchange agent (the “Exchange Agent”) in implementing the exchange of their certificates. As soon as practicable after the Effective Date, Record Holders will be notified and requested to surrender their certificates representing shares of pre-split common stock (“Old Common Stock”) to the Exchange Agent in exchange for certificates representing post-split common stock (“New Common Stock”). Any fractional shares resulting from the reverse split will be rounded up to nearest whole number. At the Effective Date, each lot of between 20 and 80 shares of Old Common Stock issued and outstanding immediately prior to the effective time will, automatically and without any further action on the part of our shareholders, be combined into and become one share of New Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the effective time represented Old Common Stock, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of New Common Stock.

30

As soon as practicable after the Effective Date, a letter of transmittal will be sent to shareholders of record as of the Effective Date for purposes of surrendering to the transfer agent certificates representing Old Common Stock in exchange for certificates representing New Common Stock shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Effective Date, any certificates representing Old Common Stock which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing New Common Stock. SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

The number of shares which will result in fractional interests cannot be precisely predicted as the Company cannot determine in advance the number of stockholders whose total holdings are not evenly divisible by the exchange ratio. It is not anticipated that a substantial number of shares will be required to be issued.

Reasons for the Reverse Stock Split

The Company’s Common Stock is quoted on the Over-the-Counter Bulletin Board under the symbol “ACTC.OB”. The shares of Common Stock of the Company have traded at very low prices for some time. As of February 29, 2012, the last reported closing price of the Company’s Common Stock was $0.1147. The reverse stock split is intended to increase the per share stock price. We believe that if we are successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our Common Stock would have greater liquidity and a stronger investor base.

In evaluating the reverse stock split, the Company's Board of Directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

Potential Effects of the Reverse Stock Split

The immediate effect of a reverse stock split will be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Common Stock. However, the effect of any reverse stock split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the Common Stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the reverse stock split. Also, as stated above, the Company cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of the Common Stock. The trading price of the Common Stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

Effect on Ownership by Individual Shareholders

The New Common Stock issued pursuant to the reverse stock split will be fully paid and non-assessable. All New Common Stock will have the same voting rights and other rights as the Old Common Stock. Our stockholders do not have preemptive rights to acquire additional shares of Common Stock. The reverse stock split will not alter any shareholder’s percentage interest in our equity, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants and other Securities

All outstanding options, warrants, notes, debentures and other securities entitling their holders to purchase shares of Common Stock will be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the ratio determined by the Board of Directors.

31

Other Effects on Outstanding Shares

As stated above, the rights of the outstanding shares of Common Stock will remain the same after the reverse stock split.

The reverse stock split may result in some shareholders owning "odd-lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the Company’s Common Stock under the Exchange Act.

Authorized Shares of Common Stock

The reverse stock split will not change the number of authorized shares of the Company’s Common Stock under the Company’s certificate of incorporation, as amended. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance will increase. Under our certificate of incorporation, as amended, our authorized capital stock consists of 2,750,000,000 shares of Common Stock, $0.001 par value per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. The Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of Common Stock.

By increasing the number of authorized but unissued shares of Common Stock, the reverse split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The reverse split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.  The reverse split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business.  However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the reverse split with the intent that it be utilized as a type of anti-takeover device. The Company’s certificate of incorporation and by-laws do not have any anti-takeover provisions.

Fractional Shares

The Company will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share.

Accounting Consequences

The par value of the Common Stock will remain unchanged at $0.001 per share after the reverse stock split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the reverse stock split.

Federal Income Tax Consequences

We believe that the United States federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

32

(i) Except as explained in (v) below with respect to fractional shares, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(ii) Except as explained in (v) below with respect to fractional shares, the tax basis of the New Common Stock will equal the tax basis of the Old Common Stock exchanged therefore.

(iii) Except as explained in (v) below, the holding period of the New Common Stock will include the holding period of the Old Common Stock if such Old Common Stock were held as capital assets.

(iv) The conversion of the Old Common Stock into the New Common Stock will produce no taxable income or gain or loss to us.

(v) The federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE REFRENCED IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE STOCKHOLDER MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy will vote the shares represented thereby in accordance with their judgment on such matters.

 ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of Advanced Cell’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 may be obtained without charge by writing to the Corporate Secretary, Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. Advanced Cell’s Annual Report on Form 10-K can also be found on Advanced Cell's website: www.advancedcell.com.

STOCKHOLDER PROPOSALS FOR THE 2013 ANNUAL MEETING

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than November 21, 2012.

33

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2013 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Chairman of the Board of Directors at our principal executive office on or before November 21, 2012. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Any stockholder who wishes to make a proposal at the 2013 Annual Meeting, other than one that will be included in our proxy materials, must notify us no later than November 21, 2012. If a stockholder who wishes to present a proposal fails to notify us by November 21, 2012, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

By Order of the Board of Directors,

/s/ Gary Rabin
Gary Rabin
Chairman of the Board of Directors

34

Appendix A

Certificate of Amendment

of
Certificate of Incorporation

of
Advanced Cell Technology, Inc.

Under Section 242 of the Delaware General Corporation Law

          Advanced Cell Technology, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by changing Article V, Section 1 so that, as amended, said Article V, Section 1 shall be and read as follows:

Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be Two Billion Eight Hundred Million (2,800,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue Two Billion Seven Hundred Fifty Million (2,750,000,000) shares of Common Stock, each shares to have a par value of $0.001 per share, and Fifty Million (50,000,000) shares of Preferred Stock, each share to have a par value of $0.001 per share.

35

Each _______ (__) shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding as of 5:00 p.m. eastern time on the date this Certificate of Amendment is filed with the Secretary of State of the State of Delaware shall be converted and reclassified into one (1) share of the Corporation’s Common Stock, par value $0.001 per share.

Any fractional shares resulting from such conversion will be rounded up to the nearest whole number.

2. The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this ____ day of __________, 2012.

Gary Rabin
Chairman & Chief Executive
Officer

36

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ADVANCED CELL TECHNOLOGY, INC.

The undersigned hereby appoints Gary Rabin as Proxy with full power of substitution to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Hyatt Regency Suites, Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, CA 92262, on Thursday, April 26, 2012, at 9:00 am local time , or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Gary Rabin

Alan C. Shapiro, Ph.D.

Robert Langer, Sc.D.

Zohar Loshitzer

Gregory D. Perry

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal No. 1, FOR Proposal No. 2, and FOR Proposal No. 3.

1.	To elect five directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

2.	To ratify the appointment of SingerLewak LLP as the independent registered public accounting firm of the Company.

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

3.	To approve an amendment to the Certificate of Incorporation of the Company to effect a reverse stock split of the Company’s common stock, par value $0.001 per share, at a ratio not less than one-for-twenty and not greater than one for eighty, with the exact ratio to be set within such range in the discretion of the Board of Directors without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the reverse stock split and such amendment is filed with the Secretary of State of Delaware no later than December 31, 2012 .

	☐	FOR	☐	AGAINST	☐	ABSTAINS	☐	WITHHOLDS

37

4.	To withhold the proxy’s discretionary vote on Your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

	☐	WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2012

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon. If the shares are registered in more than one name, each joint owner or fiduciary should sign personally. When signing as executor, administrator, trustee or guardian give full titles. Only authorized officers should sign for a corporation

38